Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tofutti Brands Inc. (the “Company”) on Form 10-Q for the period ending September 26, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Kass, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven Kass
Steven Kass
Chief Financial Officer

Date: November 10, 2026

* The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.